UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(AMENDMENT No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 4, 2017

INTEGRATED DEVICE TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	0-12695 (Commission File Number)	94-2669985 (IRS Employer Identification No.)
6024 Silver Creek Valley Road, San Jose, California 95138 (Address of principal executive offices) (Zip Code)
(408) 284-8200
Registrant's telephone number, including area code

 Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 4, 2017, Integrated Device Technology, Inc., a Delaware corporation (“IDT”), completed its previously announced acquisition of GigPeak, Inc., a Delaware corporation ("GigPeak"), pursuant to the terms of the definitive Agreement and Plan of Merger, dated as of February 13, 2017, by and among IDT, Glider Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of IDT, and GigPeak.

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) is being filed to amend Item 9.01 (a) and (b) of the Current Report on Form 8-K, filed by IDT on April 4, 2017 (the “Original Form 8-K”), to include the audited consolidated financial statements of GigPeak as of and for the years ended December 31, 2016 and 2015, and the unaudited pro forma financial statements required by Item 9.01 (a) and (b), respectively, of Form 8-K, which consolidated financial statements and information were not included in the Original Form 8-K.

This Amendment No. 1 effects no other changes to the Original Form 8-K and the consolidated financial statements of GigPeak filed herewith are the same form as originally filed in its Annual Report on Form 10-K for the year ended December 31, 2016. The consolidated financial statements of GigPeak and pro forma financial statements described in Item 9.01 below should be read in conjunction with the Original Form 8-K and this Amendment No.1.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of GigPeak for the years ended December 31, 2016 and 2015 as required by this Item 9.01 (a) are attached as Exhibit 99.2 hereto and incorporated by reference herein.

The Report of Independent Registered Public Accounting Firm, issued by BPM LLP, dated March 15, 2017, relating to GigPeak’s audited consolidated financial statements described above, is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(b)	Pro Forma Financial Statements

The unaudited pro forma condensed combined financial statements for IDT, after giving effect to the acquisition of GigPeak and adjustments described in such pro forma financial statements, are attached hereto as Exhibit 99.4 and incorporated by reference herein.

(c)	Exhibits

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm, BPM LLP
99.2	Audited consolidated financial statements of GigPeak as of December 31, 2016 and 2015 and for each of the years in the two-year period ended December 31, 2016 and the notes related thereto
99.3	Report of Independent Registered Public Accounting Firm, issued by BPM LLP, dated March 15, 2017
99.4	Unaudited Pro Forma Condensed Combined Balance Sheet as of April 2, 2017, and Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended April 2, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 15, 2017

INTEGRATED DEVICE TECHNOLOGY, INC.

By:	/s/ Brian C. White
Brian C. White
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm, BPM LLP
99.2	Audited consolidated financial statements of GigPeak as of December 31, 2016 and 2015 and for each of the years in the two-year period ended December 31, 2016 and the notes related thereto
99.3	Report of Independent Registered Public Accounting Firm, issued by BPM LLP, dated March 15, 2017
99.4	Unaudited Pro Forma Condensed Combined Balance Sheet as of April 2, 2017, and Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended April 2, 2017